UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 24, 2023
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 24, 2023, the Board of Directors of Renasant Corporation (“Renasant”) approved and adopted an amendment to Renasant’s Amended and Restated Bylaws, as amended (the “Bylaws”), which became effective immediately. The amendment modifies Article III, Section 9 of the Bylaws to adopt certain procedural and disclosure requirements for Renasant stockholders proposing business for consideration or nominating candidates for election as directors at annual or special meetings of Renasant’s stockholders. These new requirements address Rule 14a-19 under the Securities Exchange Act of 1934, as amended, adopted by the Securities and Exchange Commission. In particular, Article III, Section 9 of the Bylaws was amended to, among other things:
a.Refine and clarify certain procedural and informational requirements applicable to the required notice by stockholders seeking to nominate directors or propose other business at meetings of stockholders, including provisions addressing (1) the information to be provided in such notices by the proposing stockholders as well as the director nominee(s) and other persons related to a stockholder’s solicitation of proxies and (2) the questionnaire, representation and agreement to be completed by proposing stockholders and proposed nominees in connection with a stockholder nomination;
b.Clarify certain procedural requirements with respect to director nominations and the number of nominees that stockholders may nominate for election, including a requirement that stockholders provide evidence to Renasant no later than seven business days prior to the applicable stockholder meeting that they have complied with the requirements of Rule 14a-19;
c.Require that the disclosures in the stockholder notice be updated and supplemented to be accurate and timely so that such notice is true and accurate as of the record date for the stockholders meeting and as of the date that is the 10th business day prior to the stockholders meeting or any adjournment or postponement thereof; and
d.Require that any stockholder making director nominations or proposing other business include a representation of such stockholder’s intention to deliver a proxy statement and form of proxy to stockholders of at least the percentage of Renasant’s voting power required to elect each such nominee or carry the proposal (which representation must include a statement whether such stockholder intends to solicit the holders of shares of Company common stock representing at least 67% of Renasant’s voting power).
The amendment to the Bylaws also makes certain ministerial, non-substantive changes designed to enhance the readability of Article III, Section 9 of the Bylaws.
The foregoing description of the amendment to Article III, Section 9 of the Bylaws is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is included as Exhibit 3(ii) to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.
(d) The following exhibits are furnished herewith:

Exhibit No.	Description
3(ii)	Articles of Amendment to the Amended and Restated Bylaws of Renasant Corporation
104	The cover page of Renasant Corporation’s Form 8-K is formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: October 27, 2023	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
Chief Executive Officer